Exhibit 10.9.1



                             CITIZENS BANK NEW HAMPSHIRE
                                    LOAN AGREEMENT
                                   ______________


               THIS LOAN AGREEMENT (the "Agreement"), is made as of this 4th day of October, 1996, by and between AMERICAN ELECTROMEDICS
          CORP., a Delaware corporation with a principal place of business at 13 Columbia Drive, Amherst, New Hampshire 03031 (the "BORROWER"), and CITIZENS BANK NEW HAMPSHIRE, a guaranty savings bank organized under the laws of the State of New Hampshire with an address of One Trafalgar Square, Nashua, New Hampshire 03063 (the "BANK").

                                      RECITALS:
                                      _________

               The BORROWER has requested and the BANK has agreed to provide certain credit facilities to the BORROWER, all upon the terms and conditions set forth in this Agreement and the Loan Documents (as defined hereinbelow). Each loan which BANK may from time to time extend to BORROWER is individually referred to herein as a "Loan" and collectively as the "Loans". All of the Loans are, together with all other debts, liabilities and obligations of BORROWER to the BANK, direct or indirect, absolute or contingent, now existing or hereafter arising, hereinafter sometimes collectively referred to as the "Obligations". Each Loan is or shall be evidenced by a promissory note (individually a "Note" and collectively the "Notes") and each Loan and all of the other Obligations are secured pursuant to a Security Agreement of even date between the BANK and the BORROWER (the "Security Agreement") and the other Loan Documents. In connection with the Loans, the BORROWER has and may hereafter execute certain other documents, certificates and agreements, all of which are, together with this Agreement, the Notes, and the Security Agreement and as all of the same may be hereafter amended, modified, revised, renewed, or extended, sometimes collectively referred to herein as the "Loan Documents". Each Loan shall be made upon and subject to the terms and conditions set forth in the Note evidencing such Loan, the Security Agreement, the other Loan Documents, and this Agreement. The terms, conditions, representations, warranties, and covenants set forth in this Agreement are in addition to, and not in limitation of, the terms, conditions, representations, warranties, and covenants set forth in the other Loan Documents. In the event of any conflict between the terms, conditions, representations, warranties, and covenants contained in the Loan Documents, the term, condition, representation, warranty, or covenant which confers the greatest benefit upon the BANK shall control. The determination as to which term, condition, representation, warranty, or covenant is more beneficial shall be made by the BANK in its sole discretion and shall be binding upon the BORROWER.

               NOW, THEREFORE, in consideration of the BANK extending the Loans to the BORROWER as described hereinbelow, the BANK and the BORROWER hereby agree as follows:

          I.  REVOLVING LINE OF CREDIT.   The BANK shall make available to
          the BORROWER a revolving line of credit loan in the maximum principal amount of up to Four Hundred Thousand Dollars ($400,000.00) (the "Revolving Line of Credit Loan"), as evidenced by the Revolving Line of Credit Promissory Note made by the BORROWER payable to the order of the BANK in the maximum principal amount of up to Four Hundred Thousand Dollars ($400,000.00) of even date herewith (the "Revolving Line of Credit Note"). The Revolving Line of Credit Loan shall be upon and subject to the terms and conditions set forth in the Revolving Line of Credit Note, the other Loan Documents, and this Agreement. Upon the initial advance under the Revolving Line of Credit Loan, the Revolving Line of Credit Loan shall replace a prior credit facility by BANK to BORROWER in the original principal amount of up to Three Hundred Thousand Dollars ($300,000.00) in its entirety and all indebtedness thereunder.

          A.  Maximum Available Amount.  The maximum amount available to
              ------------------------
          the BORROWER from time to time under the Revolving Line of Credit Loan shall be the LESSER of (i) Four Hundred Thousand Dollars
                            ------
          ($400,000.00) or (ii) an amount equal to the aggregate of (a) the applicable percentage of the sum of BORROWER's Acceptable Accounts AND (b) the applicable percentage of the value of
                   ---
          BORROWER's Acceptable Inventory, all as set forth and defined on Schedule A attached hereto. The maximum amount available to
          ----------
          BORROWER under the Revolving Line of Credit Loan as determined from time to time under the formula set forth in clauses (ii) (a) and (b) above is hereinafter referred to as the BORROWER's "Borrowing Base". The BORROWER agrees that the BANK may, at any time or times, lower the applicable percentages of Acceptable Accounts and Acceptable Inventory for purposes of determining the Borrowing Base to such percentages as the BANK may determine in a commercially reasonable manner to be appropriate based upon any material deterioration of the BORROWER's condition, financial or otherwise, and/or of the value, condition or quality of the Collateral (as hereinafter defined).

          B.  Advances.  The Revolving Line of Credit Loan shall be
              ---------
          disbursed, advanced, readvanced, and repaid as provided in the Revolving Line of Credit Note and this Agreement. BORROWER may request advances orally or in writing from time to time in accordance with such procedures as the BANK may from time to time specify in an amount such that the aggregate amounts outstanding under the Revolving Line of Credit Loan do not exceed the maximum available amount as determined under Section I. A. above. The BANK shall be under no obligation to make any advance (automatic or otherwise) at any time or times during which an Event of Default has occurred or is existing under this Agreement or the Loan Documents, or if any condition exists which, if not cured, would with the passage of time or the giving of notice, or both, constitute such an Event of Default. At the time of each advance and readvance under the Revolving Line of Credit Loan, BORROWER shall immediately become indebted to the BANK for the amount thereof. Each such advance or readvance may be credited by the BANK to any deposit account of BORROWER with the BANK, be paid to BORROWER, or applied to any Obligation, as the BANK may in each instance elect. BORROWER authorizes the BANK to charge any account which BORROWER maintains with the BANK for any payments which BORROWER may or must make, or customarily makes, to the BANK from time to time.

          C.  Demand, Review, and Repayment. The Revolving Line of Credit
              -----------------------------
          Loan is a demand obligation of the BORROWER.   Pending sooner
          demand or the occurrence of an Event of Default, the Revolving Line of Credit Loan shall be subject to review and, at the sole option and discretion of the BANK, renewal on January 31, 1997, and, if renewed, thereafter on each subsequent anniversary of such date (January 31, 1997, and each anniversary thereof to which the Revolving Line of Credit Loan is renewed, being a "Review Date"). IF THE REVOLVING LINE OF CREDIT LOAN IS NOT RENEWED BY THE BANK AS AFORESAID ON ANY REVIEW DATE, THE ENTIRE AMOUNT OF OUTSTANDING PRINCIPAL, ACCRUED INTEREST AND OTHER CHARGES PAYABLE THEREUNDER SHALL BE DUE AND PAYABLE BY BORROWER ON SUCH REVIEW DATE. BORROWER ACKNOWLEDGES AND AGREES THAT THE BANK HAS NO OBLIGATION OR COMMITMENT TO RENEW THE REVOLVING LINE OF CREDIT LOAN ON ANY REVIEW DATE. NOTWITHSTANDING THE FOREGOING, OR ANY PROVISION OF THE REVOLVING LINE OF CREDIT NOTE, ANY OF LOAN DOCUMENTS OR HEREIN TO THE CONTRARY, THE REVOLVING LINE OF CREDIT LOAN IS AND SHALL BE A DEMAND OBLIGATION OF BORROWER.

          D.  Interest Rate.  Except as provided hereinbelow, the principal
              --------------
          balance outstanding from time to time under the Revolving Line of Credit Loan, shall bear interest at a variable annual rate equal to the Prime Rate (as hereinafter defined) plus one-half of one percent (.5%). As used herein, the term "Prime Rate" shall mean the rate published by The Wall Street Journal from time to time
                                -----------------------
          under the category "Prime Rate: The Base Rate of Corporate Loans posted by at least 75% of the Nation's 30 Largest Banks" (the lowest of the rates so published if more than one rate is published under this category at any given time) or such other comparable index rate selected by the BANK in its sole discretion if The Wall Street Journal ceases to publish such
                        -----------------------
          rate. The BORROWER acknowledges that the Prime Rate is used for reference purposes only as an index and is not necessarily the lowest interest rate charged by the BANK on commercial loans. Each time the Prime Rate changes the interest rate under the Revolving Line of Credit Loan shall change contemporaneously with such change in the Prime Rate. Interest shall be calculated and charged daily on the basis of actual days elapsed over a three hundred sixty (360) day banking year.

          E.  Purposes.  Amounts advanced to BORROWER under the Revolving
              --------
          Line of Credit Loan shall be used solely initially for repayment of BORROWER's existing bank debt and thereafter for BORROWER's ordinary working capital requirements and general corporate purposes.


          II.  TERM LOAN.

          A.  Maximum Principal Amount.  The BANK shall extend to the
              ------------------------
          BORROWER a term loan in the maximum principal amount of Five Hundred Thousand Dollars ($500,000.00) (the "Term Loan"), upon and subject to the terms and conditions set forth in the Term Promissory Note of even date evidencing the Term Loan, the other Loan Documents and this Agreement. The Term Loan shall be guaranteed by the Business Finance Authority pursuant to the so-called "BFA CAP loan program" pursuant to New Hampshire RSA Chapter 162-A. Notwithstanding any other provisions of this Loan Agreement or the Loan Documents to the contrary, the BANK shall have no obligation to make an advance under the Term Loan until such time as the BORROWER has received net proceeds in the aggregate amount of not less than Seven Hundred Thousand Dollars ($700,000.00) from the issuance of fully subordinated debentures in the form attached hereto as Exhibit A and/or the sale of
                                         ---------
          capital stock of BORROWER.

          B.  Repayment.  The Term Loan shall be repaid as provided in the
              ---------
          Term Promissory Note of even date evidencing the Term Loan and in this Agreement.

          C.   Interest.  The interest rate applicable to principal
               ---------
          outstanding from time to time under the Term Loan shall be as follows:

               Except as provided hereinbelow, the outstanding principal balance of this Note shall bear interest at a variable rate equal to Prime Rate (as hereinafter defined), plus one-half of one percent (.5%) per annum. As used herein, the term "Prime Rate" shall mean the rate published by The Wall Street Journal from
                                           -----------------------
          time to time under the category "Prime Rate: The Base Rate of Corporate Loans posted by at least 75% of the Nation's 30 Largest Banks" (the lowest of the rates so published if more than one rate is published under this category at any given time) or such other comparable index rate selected by the Bank in its sole discretion if The Wall Street Journal ceases to publish such
                        -----------------------
          rate. The Borrower acknowledges that the Prime Rate is used for reference purposes only as an index and is not necessarily the lowest interest rate charged by the Bank on commercial loans. Each time the Prime Rate changes the interest rate hereunder shall change contemporaneously with such change in the Prime Rate. Interest shall be calculated and charged daily on the basis of actual days elapsed over a three hundred sixty (360) day banking year.

          D.  Purposes.  Amounts advanced to BORROWER under the Term Loan
              --------
          shall be used solely for BORROWER's ordinary working capital requirements and general corporate purposes.


          III. FEES. In addition to such other fees as are provided in this Agreement and in the other Loan Documents, BORROWER agrees to pay the BANK the fees set forth on Schedule B attached hereto.
                                                ----------

          IV. PAYMENTS. All payments made by the BORROWER of principal and interest on the Loans, and other sums and charges payable under the Loan Documents, shall be made to the BANK in accordance with the terms of the respective Loan Documents in lawful United States of America currency at its office set forth above, or by the debiting by the BANK of the demand deposit account(s) in the name of the BORROWER at the BANK, or in such other reasonable manner as may be designated by the BANK in writing to the BORROWER. The BORROWER authorizes the BANK automatically to debit the BORROWER's demand deposit account as described above and in accordance with the Cash Management provisions set forth herein below.


          V. SECURITY. Each of the Loans and all other Obligations of the BORROWER to the BANK, whether now existing or hereafter arising, shall at all times be secured by perfected first security interests in and liens on the Collateral (as hereinafter defined), which security interests and liens shall continue until payment in full of all amounts outstanding under said Loans and the other Obligations. The term "Collateral" as used herein shall be deemed to include all property and assets of the BORROWER secured, mortgaged, pledged, assigned, or otherwise encumbered or covered by any of the Loan Documents, including, but not limited to the Security Agreements. The BORROWER covenants and agrees to take such further actions and to execute such additional documents as may be necessary from time to time to enable the BANK to obtain and maintain the security interests and liens arising under the Loan Documents. If the Collateral includes accounts and account receivables of BORROWER, then, in addition to such other rights and remedies as are provided the BANK under the Loan Documents, the BORROWER agrees that BANK may communicate with account debtors in order to verify the existence, amount, and terms of any such accounts and accounts receivable. BANK may notify account debtors of the BANK's security interest and require that payments on accounts and account receivables be made directly to BANK, and upon the request of BANK, BORROWER shall notify account debtors and indicate on all billings that payments and returns are to be made directly to BANK. In furtherance of the foregoing, BORROWER hereby appoints BANK as attorney irrevocable with full power to collect, compromise, endorse, sell, or otherwise deal with the BORROWER's accounts and account receivables or proceeds thereof and to perform the terms of any contract in order to create accounts and account receivables in BANK's name or in the name of BORROWER.

          BORROWER shall maintain insurance policies in form acceptable to BANK on the life of Noel Wren and Michael Pieniazek in the respective face amounts of Five Hundred Thousand Dollars ($500,000.00) each, the proceeds of which shall be payable to BORROWER. BORROWER shall assign said insurance policies to BANK.


          VI. SUBORDINATION AND STANDBY OF DEBT. The BORROWER covenants and agrees that all existing debt of BORROWER (i) to any officer, director, or shareholder of BORROWER, and all future debt if permitted hereunder of BORROWER to any officer, director, or shareholder of BORROWER, and (ii) to the Holder pursuant to a certain Convertible Debenture of BORROWER in the minimum principal amount of Six Hundred Thousand Dollars ($600,000.00) in the form attached hereto as Exhibit A (collectively, the
                                      ----------
          "Subordinated Debt") shall be and hereby is, without need for further writing, made subject and subordinate to the prior payment and performance of all the Loans and other Obligations of BORROWER. In furtherance of the foregoing, the BORROWER shall provide such subordinations, certificates, and other documents, and shall mark its corporate books, records, stock certificates, and ledgers, as the BANK may reasonably request from time to time, in form and substance satisfactory to BANK and BANK's counsel, evidencing the subordination of all debt of BORROWER to any officer, director, or shareholder of BORROWER, or to any third party, including but not limited to said Holder, whether now existing or hereafter arising, in accordance with the covenants of BORROWER hereunder.


          VII. CONTINUING REPRESENTATIONS AND WARRANTIES. BORROWER warrants and represents to the BANK that so long as any of the Obligations are outstanding:

          A.  Good Standing.  BORROWER is duly organized, validly existing,
              -------------
          and in good standing under the laws of its state of organization and is qualified to do business in all other jurisdictions where the nature of the business conducted or property owned by BORROWER require it to be so qualified. BORROWER has the power to own its properties and to carry on its business as now being conducted.

          B.  Authority.  BORROWER has full power and authority to enter
              ----------
          into this Agreement and to borrow under the Loan Documents, to execute and deliver the Loan Documents and to incur the obligations provided for herein and in the Loan Documents, all of which have been duly authorized by all proper and necessary corporate or other action. The persons executing the Loan Documents on behalf of the BORROWER have been duly authorized to do so.

          C.  Binding Agreement.  This Agreement and the Loan Documents
              -----------------
          constitute the valid and legally binding obligations of the BORROWER, enforceable in accordance with their terms.

          D.  Litigation.  There are no suits or proceedings of any kind or
              -----------
          nature pending or, to the knowledge of the BORROWER, threatened against or affecting the BORROWER or its assets which, if adversely determined, would have a material adverse affect on the financial condition or business of the BORROWER or the guarantor and which have not been disclosed in writing to the BANK.

          E.  Conflicting Agreements; Consents.  There is no charter,
              --------------------------------
          bylaw, preference stock, or trust provision of the BORROWER, and no provision(s) of any existing mortgage, indenture, contract or agreement binding on the BORROWER or affecting its property, which would conflict with, have a material adverse affect upon, or in any way prevent the execution, delivery, or performance of the terms of this Agreement or the Loan Documents. BORROWER is not required to obtain any order, consent, approval, authorization of any person, entity, or governmental authority in connection with or as a condition to the execution, delivery, and performance of this Agreement or the Loan Documents or the granting of the security interests and liens in the Collateral.

          F.  Financial Condition.  The financial statements delivered to
              -------------------
          the BANK by the BORROWER have been and shall be prepared in accordance with generally accepted accounting principles, consistently applied, are and will be complete and correct, and fairly present the financial condition and results of the BORROWER. Other than those liabilities disclosed in writing to the BANK, there are no liabilities, direct or indirect, fixed or contingent, of the BORROWER which are not reflected in the financial statements or in the notes thereto which would be required to be disclosed therein and there has been no material adverse change in the financial condition or operations of the BORROWER since the date of such financial statements.

          G.  Taxes.  BORROWER has filed all federal, state and local tax
              -----
          returns required to be filed by them and have paid all taxes shown by such returns to be due and payable on or before the due dates thereof.

          H.  Solvency.  The present fair saleable value of the BORROWER's
              --------
          assets is greater than the amount required to pay its total liabilities; the amount of the BORROWER's capital is adequate in view of the type of business in which it is engaged.

          I.  Full Disclosure.  None of the information with respect to the
              ---------------
          BORROWER which has been furnished to the BANK in connection with the transactions contemplated hereby is false or misleading with respect to any material fact, or omits to state any material fact necessary in order to make the statements therein not misleading. Notwithstanding the foregoing, the BANK acknowledges that the future budgets and financial projections provided by the BORROWER are based upon good faith assumptions and the best estimate of the BORROWER. BORROWER cannot warrant that the same will be true and accurate in all respects.

          J.  Employee Benefit Plans.  To BORROWER's knowledge, all Plans
              ----------------------
          (as hereinafter defined) which are pension plans as defined in
          Section 3(2) of the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), qualify under Section 401 of the Internal Revenue Code of 1986 (as amended, the "IRC"), and all Plans are in compliance with the provisions of the IRC and ERISA, and have been administered in accordance with their terms. The term "Plan" means any pension plan, as defined in Section 3(2) of ERISA and any welfare plan, as defined in Section 3(1) of ERISA, which is sponsored, maintained or contributed to by BORROWER or any commonly controlled entity, or in respect of which BORROWER or a commonly controlled entity is an "employer" as defined in
          Section 3(5) of ERISA. To BORROWER's knowledge, and except with respect to events which would not have a material adverse affect on BORROWER's business or financial condition:

               (i)        Prohibited Transactions.  None of the Plans has
                          -----------------------
          participated in, engaged in or been a party to any non-exempt "prohibited transaction" as defined in ERISA or the IRC, and no officer, director or employee of BORROWER has committed a breach of any of the responsibilities or obligations imposed upon fiduciaries by Title I or ERISA.

               (ii)  Claims.  There are no contested claims, pending or
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          threatened, involving any Plan which is a pension plan by a current or former employee (or beneficiary thereof) of BORROWER, nor is there any reasonable basis to anticipate any claims involving any such Plan.

               (iii)     Reporting and Disclosure Requirements.  There have
                         --------------------------------------
          been no violations of any reporting or disclosure requirements with respect to any Plan and no such Plan has violated applicable law, including but not limited to ERISA and the IRC.

               (iv)      "Accumulated Funding Deficiency"; Reportable
                          ______________________________
          Event.  No Plan which is a defined benefit pension plan has (a)
          _____
          incurred an "accumulated funding deficiency" (within the meaning of Section 412(a) of the IRC), whether or not waived, (b) been a plan with respect to which a Reportable Event (to the extent that the reporting of such events to the Pension Benefit Guaranty Corporation (the "PBGC") within thirty (30) days of the occurrence has not been waived) has occurred and is continuing, or (c) been a Plan with respect to which there exists conditions or events which have occurred presenting a risk of termination by PBGC.

               (v)  Multiemployer Plan.  No Plan which is a multiemployer
                    __________________
          pension plan (as defined in Section 414(f) of the IRC) to which BORROWER contributes has been a plan with respect to which BORROWER has received any notification that such Multiemployer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated within the meaning of Title IV of ERISA. BORROWER has not withdrawn from, or incurred any withdrawal liability to, any multiemployer plan.

               (vi)      COBRA.  There has been no violation of the
                         _____
          applicable requirements of Section 4980B of the IRC pertaining to COBRA continuation coverage with respect to any Plan.

               (vii)     Employee Welfare Benefit Plans.  No Plan which is
                         ______________________________
          a medical, dental, health, disability, insurance or other plan or arrangement, whether oral or written, which constitutes an "employee welfare benefit plan" as defined in Section 3(1) of ERISA, has any unfunded accrued liability or provides benefits to former employees or retirees (except as may be required by COBRA).

          K.  Location of Records.  All of the books and records or true
              --------------------
          and complete copies thereof relating to the accounts and contracts of the BORROWER are and will be kept at BORROWER's principal place of business located at the address first set forth above (the "Premises").

          L.  Compliance with Laws.  The BORROWER is in compliance in all
              ____________________
          material respects with all laws and governmental rules and regulations applicable to the Collateral and to its business, properties and assets.

          M.  Hazardous Waste.  No Hazardous Waste (as hereinafter defined)
              _______________
          has been generated, stored or treated on any of the premises occupied by BORROWER, except in compliance with all applicable laws. No Hazardous Waste has ever been, is being, is intended to be, or is threatened to be spilled, released, discharged, disposed, placed or otherwise caused to be found in the soil or water in, under, or upon any of the premises occupied by the BORROWER. The BORROWER agrees to indemnify and hold the BANK harmless from and against any claims, damages, liabilities (whether joint or several), losses and expenses (including, without limitation, attorneys' fees) incurred by the BANK as a result of the breach of these representations. For the purpose of this Agreement, the term "Hazardous Waste" means "hazardous waste", "hazardous material", "hazardous substance", and "oil" as presently defined in the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Material Transportation Act, the Federal Water Pollution Control Act, and corresponding state and local statutes, ordinances, and regulations, as such statutes, ordinances and regulations may be amended, or as defined in any federal or state regulation adopted pursuant to such acts.

          N.  Title to Collateral.  BORROWER has and will at all times have
              ___________________
          good and marketable title to the Collateral, free and clear from any liens, security interests, mortgages, encumbrances, pledges or other right, title or interest of any other person or entity, except those arising under the Loan Documents or disclosed to the BANK in the Security Agreement ("Permitted Encumbrances").

          O.  Employees.   BORROWER has complied with all laws relating to
              _________
          the employment of labor, including any provisions thereof relating to ERISA, wages, hours, collective bargaining, the payment of social security and similar taxes, equal employment opportunity, employment discrimination and occupational safety and health, and is not liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing.

          VIII. AFFIRMATIVE COVENANTS. Until payment in full of all indebtedness under the Loans and the other Obligations, BORROWER, agrees that, unless the BANK shall otherwise consent in writing, they will:

          A.  Prompt Payment.  Pay promptly, subject to any applicable cure
              ______________
          or grace period, when due all amounts due and owing to the BANK.

          B.  Use of Proceeds.  Use the proceeds of the Loans only for
              _______________
          business purposes and will furnish the BANK with such evidence as it may reasonably require with respect to such use.

          C.  Financial Statements.  Furnish the BANK with such financial
              ____________________
          statements of BORROWER as are described on Schedule B attached
                                                     __________
          hereto. All such statements shall be prepared on a consistent basis in a format reasonably acceptable to the BANK.

          D.  Maintenance of Existence.  Take all necessary action to
              ________________________
          maintain BORROWER's legal existence.

          E.  Maintenance of Business.  Do or cause to be done all things
              _______________________
          necessary to maintain and preserve BORROWER's business.

          F.  Maintenance of Insurance.  Keep all of BORROWER's properties
              ________________________
          (specifically including, but not limited to, the Collateral) adequately insured against loss or damage by fire and such other casualties and hazards as the BANK may specify from time to time; maintain adequate Workman's Compensation Insurance under applicable laws, Comprehensive General Public Liability Insurance, and products liability insurance; and maintain adequate insurance covering such other risks as the BANK may reasonably specify from time to time hereafter. All insurance required hereunder shall be effected by valid and enforceable policies issued by insurers of recognized responsibility authorized to transact business within the states of New Hampshire or Kansas, as the case may be, and shall, inter alia,
                                                              _____ ____
          (1) name the BANK as an additional insured and/or loss payee, (2) provide that no action of the BORROWER shall void any such policy as to the BANK, and (3) provide that the BANK shall be notified in writing of any proposed cancellation of such policy at least thirty (30) days in advance thereof and will have the opportunity to correct any deficiencies justifying such proposed cancellation. For the purposes of this Paragraph, an insurance policy shall be deemed to be "adequate" if it provides coverage against such risks and in such amounts as is customarily carried by owners of similar businesses and properties.

          G.  Inspection by the BANK.  Upon prior reasonable notice (other
              ______________________
          than in emergencies when no notice shall be required) and during normal business hours, permit any person designated by the BANK to inspect any of its properties, including its books, records, and accounts (and including the making of copies thereof and extracts therefrom) during normal business hours.

          H.  Prompt Payment of Taxes.  Accrue its tax liability (including
              _______________________
          withholdings for employee taxes and social security) in accordance with usual accounting practice and pay or discharge (or cause to be paid or discharged) as they become due all taxes, assessments, and government charges upon its property, operations, income and products (as well as all claims for labor, materials or supplies), which, if unpaid might become a lien upon any of its property; provided, that the BORROWER shall, prior to payment thereof, have the right to contest such taxes, assessments and charges in good faith by appropriate proceedings so long as the BANK's interests are protected by bond, letter of credit, escrowed funds or other appropriate security.

          I.  Notification of Default Under This and Other Loan or
              ____________________________________________________
          Financing Arrangements.  Promptly notify the BANK in writing of
          ______________________
          the occurrence of any Event of Default under this Agreement or any other loan or financing arrangement to which the BORROWER is a party.

          J.  Notification of Litigation.  Promptly notify the BANK in
              __________________________
          writing of any litigation that has been instituted or is pending or threatened which might have a material adverse affect on its continued operations or financial condition.

          K.  Notification of Governmental Action.  Promptly notify the
              ___________________________________
          BANK in writing of any governmental investigation or proceeding that has been instituted or is pending or threatened, including without limitation, matters relating to the federal or state tax returns of the BORROWER or the guarantor, compliance with the Occupational Safety and Health Act, or proceedings by the Treasury Department, Labor Department, or Pension Benefit Guaranty Corporation with respect to matters affecting employee welfare, benefit or retirement programs.

          L.  Preservation of the Collateral.  Take all reasonably
              ______________________________
          necessary steps to preserve, protect and defend the Collateral and keep it in good operating condition and repair (reasonable wear and tear excepted) and free of unpermitted liens and give BANK access to and permit it to inspect the Collateral during all business hours and other reasonable times.

          M.  Maintenance of Records.  Keep adequate records and books of
              ______________________
          account, in which complete entries will be made in a manner reasonably acceptable to the BANK and consistently applied, reflecting all financial transactions of the BORROWER.

          N.  Compliance With Laws.  Comply in all material respects with
              ____________________
          all applicable laws, rules, regulations, and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments, and governmental charges imposed upon it or upon its property; provided, however,
                                                        ________  _______
          that BORROWER shall be entitled to contest the same in good faith so long as such action, in the BANK's sole opinion, does not have an adverse affect upon the BANK's rights hereunder or the Collateral.

          O.  Accounts, Deposits, and Balances.  BORROWER shall maintain
              ________________________________
          its primary operating and deposit accounts with the BANK.

          P.  Notification of Material Adverse Changes.  Promptly notify
              ________________________________________
          the BANK in writing of any conditions or circumstances which might have a material adverse effect on BORROWER's continued operations or financial condition.

          Q.  Additional Financial and Other Covenants.  Comply with the
              ________________________________________
          additional financial and other covenants set forth on Schedule B
                                                                __________
          attached hereto.


          IX. NEGATIVE COVENANTS. Until payment in full of all indebtedness under the Loans and the other Obligations, BORROWER, jointly and severally, covenants that the BORROWER will not, without the express prior written consent of the BANK, which consent shall not be unreasonably withheld:

          A.  Nature and Scope of Business.  Enter into any type of
              ____________________________
          business other than that in which it is presently engaged, or otherwise significantly change the scope or nature of its business.

          B.  Additional Indebtedness.  Incur indebtedness for borrowed
              _______________________
          money (or issue or sell any of its bonds, debentures, notes or similar obligations) except: (1) borrowings under the Loans; (2) other Obligations to the BANK; (3) borrowings used to prepay in full the Obligations; (4) ordinary unsecured trade account payables; (5) borrowings up to the aggregate maximum principal amount of Two Hundred Fifty Thousand Dollars ($250,000.00) in each fiscal year to be used by the BORROWER in the ordinary course of its business; and, (6) the Subordinated Debt.

          C.  Liens and Mortgages.  Incur, create, assume or suffer to
              ___________________
          exist any mortgage, pledge, lien, attachment, charge or other encumbrance of any nature whatsoever on any of the properties or assets of BORROWER, including, but not limited to, the Collateral, now or hereafter owned, other than (1) the security interests or liens granted to the BANK pursuant to the Loan Documents; (2) deposits under Workmen's Compensation, Unemployment Insurance and Social Security laws; (3) liens imposed by law, such as carriers, warehousemen's or mechanic's liens incurred in good faith in the ordinary course of business, and which do not in the aggregate have a material adverse effect on the BORROWER's financial condition or the Collateral; (4) the Permitted Encumbrances; and (5) purchase money security interests securing only borrowings permitted under clause (5) of Paragraph B of this Section IX above.

          D.  Acquisition of Stock.  Purchase, redeem or otherwise acquire
             ---------------------
          for value any of the outstanding capital stock of the BORROWER.

          E.  Merger.  Enter into any merger or acquisition in excess of
              ------
          the aggregate amount of Two Hundred Fifty Thousand Dollars ($250,000.00) per annum, or any consolidation, reorganization, or liquidation.

          F.  Management.  Change the current executive management of the
              ----------
          BORROWER.

          G.  Loans.  Loan money or make advances to officers to officers,
              -----
          stockholders, subsidiaries, or affiliates of BORROWER in excess of Two Hundred Fifty Thousand Dollars ($250,000.00).

          H.  Places of Business; Location of Collateral.  Maintain or
              ------------------------------------------
          relocate to, open or close, any other place of business or move any of the Collateral from the Premises, except upon thirty (30) days prior written notice to the BANK.


          X. CONDITIONS PRECEDENT TO MAKING OF LOANS. The obligation of the BANK to make any Loan and make disbursements and advances of the proceeds of the same to the BORROWER is subject to the satisfaction by the BORROWER or its representatives of the following conditions precedent with respect to such Loan: (1) BORROWER has executed and delivered all of the Loan Documents deemed appropriate and necessary by the BANK, in form and substance satisfactory to the BANK, including, but not limited to, the documents described on the Closing Agenda attached hereto as Schedule C; (2) the BORROWER's warranties and representations
             ----------
          as contained herein and in the Loan Documents shall be accurate and complete and BANK has received satisfactory evidence of the same, including, at BANK's option, an opinion of BORROWER's legal counsel to that effect; and (3) the BORROWER shall not be in default under any of the covenants, warranties, representations, terms, or conditions contained in this Agreement or in the Loan Documents as of the date of entering into such Loan and as of the date of each disbursement and advance thereunder.


          XI. EVENTS OF DEFAULT; ACCELERATION. The occurrence of any one or more of the following events shall constitute a default under this Agreement, each of the Loan Documents, and each of the Obligations (individually, an "Event of Default", and collectively, "Events of Default"): (1) if any statement, representation or warranty made by the BORROWER in this Agreement or in any of the Loan Documents, or in connection with any of the same, or if any financial statement, report, schedule, or certificate furnished by the BORROWER or any of its officers or accountants to the BANK, shall prove to have been false or misleading when made, or subsequently becomes false or misleading, in any material respect (as determined in the BANK's sole discretion); (2) default by the BORROWER in payment on its due date of any principal or interest called for under any of the Loans or the Loan Documents, or of other amounts due under any other of the Obligations, or other event of default under the Loan Documents or the other Obligations, provided such default is not cured within any applicable grace period thereunder; (3) default by the BORROWER in payment on its due date of any principal or interest called for under any of the Subordinated Debt; (4) default by the BORROWER in the performance or observance of any of the provisions, terms, conditions, warranties or covenants of this Agreement, the Loan Documents, or any other of the Obligations; (5) the dissolution, termination of existence, merger or consolidation of any BORROWER or a sale of BORROWER's business or the Collateral not in the ordinary course of business; (6) BORROWER shall (a) apply for or consent to the appointment of a receiver, trustee or liquidator of it or any of its property, (b) make a general assignment for the benefit of creditors, (c) be adjudicated as bankrupt or insolvent, (d) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation under any law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law or statute, or
          (e) offer or enter into any composition, extension or arrangement seeking relief or extension of its debts; (7) proceedings shall be commenced or an order, judgment or decree shall be entered, without the application, approval or consent of any BORROWER, in or by any court of competent jurisdiction, relating to the bankruptcy, dissolution, liquidation, reorganization or the appointment of a receiver, trustee or liquidator of BORROWER, or of all or a substantial part of its assets, and such proceedings, order, judgment or decree shall continue undischarged or unstayed for a period of sixty (60) days; (8) BORROWER's inability to pay its debts as they mature or other act of insolvency, however defined and determined by the BANK in its sole discretion; (9) a judgment for the payment of money shall be rendered against BORROWER and the same shall remain undischarged for a period of thirty (30) days, during which period execution shall not be effectively stayed; or (9) if BANK otherwise deems itself insecure within the meaning of New Hampshire RSA 382-A:1-208 (as amended).

          Upon the occurrence of any Event of Default, the BANK's commitment to make further Loans under the Loan Documents or any other agreement with the BORROWER, and to make any advances or disbursements under any Loan, shall immediately cease and terminate and, at the election of the BANK, all of the Obligations of the BORROWER to the BANK, either under this Agreement, the Loan Documents, or otherwise, will immediately become due and payable without further demand, notice or protest, all of which are hereby expressly waived. Thereafter, the BANK may proceed to protect and enforce its rights, at law, in equity, or otherwise, against the BORROWER, and any other endorser or guarantor of the BORROWER's Obligations, either jointly or severally, and may proceed to liquidate and realize upon any of its Collateral in accordance with the rights of a secured party under the Uniform Commercial Code, under any other applicable law, under any Loan Documents, under any other agreement between the BORROWER and the BANK, or under any agreement between any guarantor or endorser of the BORROWER's Obligations to the BANK, and to apply the proceeds thereof to payment of the Obligations of the BORROWER to the BANK in such order and in such manner as the BANK, in its sole discretion, deems appropriate.


          XII.  MISCELLANEOUS PROVISIONS.

          A.   Entire Agreement; Waivers.  This Agreement, the Schedules
               _________________________
          hereto, and the Loan Documents together constitute the entire agreement between the BORROWER and the BANK and no covenant, term, condition or other provision thereof nor any default in connection therewith may be waived except by an instrument in writing, signed by the BANK and delivered to the BORROWER. The BANK's failure to exercise or enforce any of its rights, powers or privileges under this Agreement or the Loan Documents shall not operate as a waiver thereof. In the event of any conflict between the terms, covenants, conditions and restrictions contained in the Loan Documents, the term, covenant, condition or restriction which confers the greatest benefit upon the BANK shall control. The determination as to which term, covenant, condition or restriction is more beneficial shall be made by the BANK in its sole discretion.

          B.  Remedies Cumulative.  All remedies provided under this
              ___________________
          Agreement and the Loan Documents or afforded by law shall be cumulative and available to the BANK until all of the BORROWER's Obligations to the BANK have been paid in full.

          C.   Survival of Covenants.  All covenants, agreements,
               _____________________
          representations and warranties made in this Agreement and in the Loan Documents shall be deemed to be material and to have been relied on by the BANK, notwithstanding any investigation made by the BANK or in its behalf, and shall survive the execution and delivery of this Agreement and the Loan Documents. All such covenants, agreements, representations and warranties shall bind and inure to the benefit of the BORROWER's and the BANK's successors and assigns, whether so expressed or not.

          D.  Governing Law; Jurisdiction.  This Agreement and the Loan
              ___________________________
          Documents shall be construed and their provisions interpreted under and in accordance with the laws of the State of New Hampshire. The BORROWER, to the extent they may legally do so, hereby consents to the jurisdiction of the courts of the State of New Hampshire and the United States District Court for the State of New Hampshire for the purpose of any suit, action or other proceeding arising out of any of their obligations hereunder or with respect to the transactions contemplated hereby, and expressly waive any and all objections they may have to venue in any such courts.

          E.  Assurance of Execution and Delivery of Additional
              _________________________________________________
          Instruments.  The BORROWER agrees to execute and deliver, or to
          ___________
          cause to be executed and delivered, to the BANK all such further instruments, and to do or cause to be done all such further acts and things, as the BANK may reasonably request or as may be necessary or desirable to effect further the purposes of this Agreement and the Loan Documents.

          F.  Waivers and Assents.  The BORROWER, and any  guarantor or
              ___________________
          endorser of the BORROWER's Obligations to the BANK, hereby waive, to the fullest extent permitted by law, all rights to marshalling of assets and all rights to demand, notice, protest, notice of acceptance of this Agreement and the Loan Documents, notice of Loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description with respect both to the Loan Documents and the Collateral. The BORROWER assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the BANK may deem advisable.

          G.  No Duty of the BANK With Respect to the Collateral.  Except
              __________________________________________________
          as may otherwise be specifically required under the Uniform Commercial Code, the BANK shall have no duty as to the collection or protection of Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto, beyond the safe custody thereof.

          H.  Election of the BANK.  The BANK may exercise its rights with
              ____________________
          respect to Collateral without resorting or regard to other collateral or sources of reimbursement for the Obligations of BORROWER to the BANK.

          I.  Assignment.  If at any time, by assignment or otherwise, the
              __________
          BANK transfers its rights in any of the BORROWER's Obligations and its rights in Collateral therefor, in whole or in part, such transfer shall carry with it the powers and rights of the BANK under this Agreement, the Loan Documents, and the Collateral so transferred and the transferee shall become vested with such powers and rights whether or not they are specifically referred to in the instrument evidencing the transfer. The BANK agrees to notify BORROWER of any such transfer by assignment or otherwise. If, and to the extent that the BANK retains such rights and Collateral, the BANK shall continue to have the rights and powers herein set forth with respect thereto. This Agreement and the Loan Documents shall be binding upon and inure to the benefit of the BANK, the BORROWER and the guarantor, their successors, assigns, heirs and personal representatives; provided, however, the rights and obligations of the BORROWER are not assignable, delegable or transferable without the consent of the BANK. All of the rights of the BANK under this Agreement and the Loan Documents shall inure to the benefit of any participating BANK or BANKS and its or their successors and assigns.

          J.  Expenses; Proceeds of Collateral.  The BORROWER covenants and
              ________________________________
          agrees that it shall pay to the BANK, on demand, any and all reasonable out-of-pocket expenses, including reasonable attorneys' fees, court costs, sheriffs' fees, and other expenses incurred or paid by the BANK in protecting and enforcing its rights under this Agreement, the Loan Documents, and the other Obligations, including the costs of preparation of any amendments, modifications, consents, or waivers in respect of the Loan Agreements or the Loan Documents, and all filing, auditing, accounting, and appraisal fees. After deducting all of said expenses and the reasonable expenses of retaking, holding, preparing for sale, selling and the like, the residue of any proceeds of collections or sale of Collateral shall be applied to the payment of principal of or interest on Obligations of the BORROWER to the BANK in such order or preference as the BANK may determine, and any excess shall be returned to the BORROWER (subject to the provisions of the Uniform Commercial Code) and the BORROWER shall remain liable for any deficiency.

          K.  The BANK's Right of Offset.  The BORROWER hereby grants to
              __________________________
          the BANK a continuing security interest in, and the right to set off against, any deposits or other sums at any time credited or due from the BANK to the BORROWER, and any securities or other property of the BORROWER which at any time are in the possession of the BANK, for the payment of any Obligations due the BANK.
          The BANK may apply or set off such deposits or other sums against the BORROWER's Obligations whether or not the Collateral is considered by the BANK to be adequate. The BORROWER expressly grants to the BANK the right to set off and apply such deposits and sums without having to resort to recourse to any other Collateral in which the BANK has a security interest.

          L.  Notices.  All notices, requests, demands and other
              _______
          communications provided for hereunder shall be in writing (including telegraphic communication) and shall be either mailed by certified mail, return receipt requested, or delivered by overnight courier service, to the applicable party at the addresses set forth in this Agreement.

          M.  Savings Clause.  Any provision of this Agreement or any of
              ______________
          the Loan Documents which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          N.  Term of this Agreement and the Loan Documents.  This
              _____________________________________________
          Agreement and the Loan Documents shall remain in full force and effect until all of the Obligations have been paid in full, all of the terms, conditions and covenants under the Loan Documents have been performed, and all commitments of the BANK advance funds under any of the Loans have terminated.

          O.  Interest Rate Provisions.  The interest rate provisions of
              ________________________
          each of the Obligations are subject to the condition that in no event shall the amount paid or agreed to be paid to the holder of such Obligation which is deemed interest under applicable law exceed the maximum rate of interest on the unpaid principal balance of such Obligation allowed by applicable law, if any, (the "Maximum Allowable Rate"). For purposes hereof, "applicable law" shall mean the law in effect on the date hereof, except that if there is a change in such law which results in a higher Maximum Allowable Rate being applicable to the Obligation subject thereto, then such Obligation shall be governed by such amended law from and after its effective date. In the event that fulfillment of any provisions of any Obligation results in the interest rate thereunder being in excess of the Maximum Allowable Rate, then amount to be paid thereunder resulting in an excessive interest rate shall automatically be reduced to eliminate such excess. If notwithstanding the foregoing, the holder of such Obligation receives an amount which under applicable law would cause the interest rate thereunder to exceed the Maximum Allowable Rate, the portion thereof which would be excessive shall automatically be applied to and deemed a prepayment of the unpaid principal balance under such Obligation and not a payment of interest.

          P.  Waiver of Jury Trial.  THE BORROWER WAIVES  ANY RIGHTS IT MAY
              ____________________
          HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.



          IN WITNESS WHEREOF, the BANK and the BORROWER have executed this Agreement all as of the day and year first above written.


                                   CITIZENS BANK NEW HAMPSHIRE

          /s/ Vasiliki M. Canotas  By: /s/ Philip J. Morrilly, Assistant VP
          -----------------------     -------------------------------------
          Witness                      Phillip J. Morrilly, Assistant Vice
                                                    President


                                   AMERICAN ELECTROMEDICS CORP.

          /s/ Vasiliki M. Canotas  By:  /s/ Michael T. Pieniazek, Chief
          ------------------------     ----------------------------------
          Witness                              Financial Officer
                                               -----------------
                                       Signature and Title/Duly Authorized

                             CITIZENS BANK NEW HAMPSHIRE
                                    LOAN AGREEMENT

                                      SCHEDULE A
                                     __________

                    BORROWING BASE AND CASH MANAGEMENT PROVISIONS

          I. PERCENTAGES AND DEFINITIONS FOR DETERMINATION OF BORROWER'S REVOLVING LINE OF CREDIT BORROWING BASE UNDER SECTION I. A.

          APPLICABLE PERCENTAGE OF ACCEPTABLE ACCOUNTS: 80%

          APPLICABLE PERCENTAGE OF ACCEPTABLE INVENTORY: 50%

          DEFINITION OF ACCEPTABLE ACCOUNTS: The term "Acceptable Accounts" means those accounts and accounts receivable of BORROWER as the BANK determines to be satisfactory, in the BANK's sole discretion. Subject to the foregoing, "Acceptable Accounts" shall be accounts of the BORROWER: (i) which arise in the ordinary course of BORROWER's business from BORROWER's performance of services or sale of goods which have been performed or sold; (ii) which are not more than ninety (90) days old from the date of the invoice (in the event that more than fifty percent (50%) of the accounts of any one account debtor are more than ninety (90) days old from the date of the invoice then all accounts of such account debtor shall be excluded from Acceptable Accounts); (iii) which are not evidenced by a promissory note or other instrument; (iv) which are payable in U.S. Dollars; (v) which are owed by any customer whose principal place of business is within the United States or any foreign accounts which are FCIA-insured or secured by a letter of credit acceptable to the BANK; (vi) which are owed by any corporation or other entity other than one which is related to the BORROWER, or is of common ownership with the BORROWER, or could be treated as a member of the same controlled group of corporations of which the BORROWER is a member; (vii) which constitute valid, binding, and enforceable obligations of account debtors which are not subject to any claim, counterclaim, set off, credit, allowance, or chargeback; (viii) as to which the BORROWER has received no notice and has no knowledge as to whether the account debtor (or any guarantor or endorser thereof) is bankrupt or insolvent, or any other facts which make the collection of the account doubtful; (ix) which are not owed by any person employed by, or salesman of, the BORROWER; (x) which do not arise out of the sale by the BORROWER of goods consigned or delivered to the BORROWER on "sell or return" terms (whether or not compliance has been made with Section 2-326 of the UCC); and (xi) which do not arise out of any sale made on a "bill and hold", dating, or delayed shipping basis. Accounts payable by BORROWER to any account debtor shall be netted against accounts due from such debtor.

               DEFINITION OF ACCEPTABLE INVENTORY:   The term "Acceptable
          Inventory" shall mean inventory of BORROWER. Inventory shall be valued at the lower of cost on a "first-in/first-out" basis or fair market value and shall be inventory which is owned for sale in the ordinary course of BORROWER's business as presently conducted by it and held by BORROWER at its principal place of business in Amherst, New Hampshire, and, in all cases, which is subject to a valid and prior, fully perfected security interest of BANK, free of all security interests or liens of any other person.

               The following inventory will not, in any event, constitute
                                            ----
          Acceptable Inventory:

                    (a) inventory which is obsolete, not in good condition, not of merchantable quality or saleable in the ordinary course of business or which is subject to defects which would affect its market value;

                    (b)  work in process;

                    (c)  supplies and packaging materials and labels;

                    (d) inventory which BANK, in its sole discretion exercised in good faith, determines to be ineligible because of age, type, category, or quantity; and

                    (e) inventory in the possession of any person other than BORROWER, except to the extent that the BANK has a valid and prior, fully perfected security interest in inventory held by any person other than the BORROWER.

               BORROWING BASE CERTIFICATE. BORROWER, shall furnish the BANK on a monthly basis with a Borrowing Base Certificate substantially in the form attached hereto as Exhibit A-1, which
                                                       ___________
          shall be accompanied by aging reports and inventory summary reports by location and product, all in a form reasonably acceptable to the BANK. The acceptance of or characterization by the BANK of any account as an Acceptable Account or inventory as Acceptable Inventory shall not be deemed a determination by the BANK as to its actual value nor in any way obligate BANK to accept any account arising subsequently from such debtor to be, or to continue to deem such account to be, an Acceptable Account. All accounts and inventory of BORROWER whether Acceptable Accounts, Acceptable Inventory, or not, shall constitute Collateral under the Security Agreement.

                             CITIZENS BANK NEW HAMPSHIRE
                                    LOAN AGREEMENT
                                      SCHEDULE A

                                     EXHIBIT A-1


                              BORROWING BASE CERTIFICATE

               The undersigned hereby certifies to Citizens Bank New Hampshire (the "BANK) pursuant to Schedule A of the Loan
                                            __________
          Agreement (the "Agreement") dated October ___, 1996, as follows:

          Calculation of Borrowing Base:
          _____________________________

          1.   Total Accounts Receivable as of
                                , 199__, as per
               _________________
               attached Aging Report ("Certified
               Accounts")                                   $
                                                             ______________

          2.   Disqualified Accounts:
               Accounts over 90 days from
               invoice due date              $
                                              _____________
               Intercompany accounts         $
                                              _____________
               Other non-qualifying accounts $
                                              _____________
               Total Disqualified Accounts   $
                                              _____________

          3.   Item 1 minus item 2 ("Acceptable
               Accounts")                                   $
                                                             ______________

          4.   Advance Rate on Acceptable
               Accounts per Agreement                            80%
                                                             ______________

          5.   Item 3 times item 4                          $
                                                             ______________

          6.   Total Acceptable Inventory as of
                        , 199  , as per attached
               ________      __
               Inventory Statement                          $
                                                             ______________


          7.   Advance Rate on Acceptable Inventory              50%
                                                             ______________

          8.   Item 6 times Item 7                          $
                                                             ______________

               AVAILABLE COMMITMENT:

          9.   Available Commitment under Revolving
               Line of Credit (Lesser of Item 5 plus
               Item 8 or $400,000.00)                       $
                      __                                     ______________

          Based upon the foregoing calculation made as of the close of business on the date indicated below, the undersigned hereby requests that the BANK make advances to BORROWER under the Revolving Line of Credit Loan in accordance with the provisions of Section I of Schedule A of the Loan Agreement, which advances,
                          __________
          when added to the outstanding principal amount of all other advances under the Revolving Line of Credit Loan, do not exceed the Available Commitment. Except as set forth in the accompanying letter, the undersigned hereby reasserts and restates all representations and warranties set forth in the Agreement as of the date hereof and certifies that no Event of Default under the Agreement, or any event which with the passage of time or the giving of notice, or both, would constitute an Event of Default, has occurred and is continuing. Each capitalized term used, but not defined herein, shall have the respective meaning set forth in the Agreement.

               WITNESS the execution hereof on the       day of
                                                   ____
                         , 199  .
          ______________      __


                                   AMERICAN ELECTROMEDICS CORP.



                                   By:
          ____________________        ____________________________________
          Witness                     Signature and Title/Duly Authorized

                             CITIZENS BANK NEW HAMPSHIRE
                                    LOAN AGREEMENT
                                      SCHEDULE B
                                     __________

                           ADDITIONAL TERMS AND CONDITIONS


          I.  Fees Payable by BORROWER
              ________________________

               A. Revolving Line of Credit Loan

                    Origination Fee:  $2,000.00
                    Annual Renewal Fee:  $500.00


                B. Term Loan

                    Business Finance Authority Origination Fee:  $20,000.00


          II.  Description of Financial Statements to be Delivered:
               ___________________________________________________

          A. Annual financial statements of BORROWER within one hundred twenty (120) days after the end of each fiscal year, including balance sheets and statements of income, retained earnings and surplus, and a statement of cash flow, together with supporting schedules, setting forth in each case comparative figures for the preceding fiscal year, and in each case audited by an independent certified public accountant reasonably acceptable to Bank.

          B.  Quarterly financial statements of BORROWER within forty-five
          (45) days after the end of each fiscal quarter, including balance sheets and statements of income and cash flow, together with supporting schedules, all as prepared by BORROWER.

          D. United States Securities and Exchange Commission Annual Report on Form 10K of BORROWER within one hundred twenty (120) days after the end of each fiscal year.

          E. Annual financial statements of BORROWER's affiliate, Rosch, GMBH, within one hundred twenty (120) days after the end of each fiscal year, including balance sheets and statements of income, retained earnings and surplus, and a statement of cash flow, together with supporting schedules, setting forth in each case comparative figures for the preceding fiscal year, and in each case reviewed by an independent certified public accountant reasonably acceptable to Bank.

          F. Full accounts receivable aging reports of BORROWER to be prepared and delivered within fifteen (15) days of the end of each month.

          III.  Minimum Balance in Demand Deposit Account to be Maintained:
                ----------------------------------------------------------
          Minimum Federal Reserve requirement.

          IV.  Description of Additional Financial and other Covenants:
               -------------------------------------------------------

               A. BORROWER shall have a Tangible Capital Base (as hereinafter defined) (i) as at October 31, 1996 and through July 30, 1997, equal to at least One Million Six Hundred Thousand Dollars ($1,600,000.00); and (ii) as at July 31, 1997 and as at each July 31st thereafter, the foregoing Tangible Capital Base of BORROWER shall be increased by an additional Two Hundred Thousand Dollars ($200,000.00) (i.e.., $1,800,000.00 as at July 31, 1997,
          $2,000,000 as at July 31, 1998, etc.).  "Tangible Capital Base"
                                          ___
          means total shareholders' equity less intangible assets less
                                           ____
          Subordinated Debt, all as determined in accordance with generally accepted accounting principles from BORROWER'S financial statements delivered to the BANK in accordance with the covenants of the BORROWER hereinabove (the "Financial Statements").

               B. BORROWER shall have "Debt Service Coverage" (as hereinafter defined) of not less than 1.25:1 as at each fiscal year end. For purposes hereof, "Debt Service Coverage" shall mean the ratio of BORROWER'S net income for the prior twelve (12) months ending on the date of determination, before reduction for interest, depreciation, taxes, and amortization expense, plus shareholders' equity injections or increases in Subordinated Debt, less capital expenditures not financed by the BANK or third parties, to the aggregate amount of interest and current maturities on long term indebtedness, capital lease payments, and other similar fixed charges payable by BORROWER for such period, all as determined in accordance with generally accepted accounting principals from the Financial Statements.

               C. BORROWER shall have a ratio of Total Senior Debt (as hereinafter defined) to Tangible Capital Base (i) not greater than 1:1 as at October 31, 1996; (ii) not greater than .75:1 as at July 31, 1997 and (iv) less than .50:1 as at July 31, 1998.. "Total Senior Debt" means total liabilities (including capital leases), other than Subordinated Debt, all as determined in accordance with generally accepted accounting principles from the Financial Statements.

               D. BORROWER shall report and certify to BANK compliance with the financial covenants hereinabove within fifteen (15) days of the end of each month on such form or forms as may from time to time be specified by the BANK.